Exhibit 10.12

TENTH AMENDMENT TO AMENDED AND RESTATED

MASTER CREDIT FACILITY AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of November 9, 2012, by and among (i) (a) Borrowers signatory hereto (individually and collectively, “Borrower”), (b) IDOT Guarantors signatory hereto (individually and collectively, “IDOT Guarantor”), and (ii) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS:

A. Borrower, IDOT Guarantor and Fannie Mae are parties to that certain Amended and Restated Master Credit Facility Agreement dated as of December 2, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Master Agreement”).

B. Pursuant to Section 12.03 of the Master Agreement, Borrower and IDOT Guarantor have irrevocably designated Archstone, a Maryland real estate investment trust, as Borrower Agent under the Loan Documents.

C. The Mortgaged Property commonly known as Archstone Crystal Towers and Lofts 590 (“Crystal Towers/Lofts”) currently occupies a single parcel of land and is legally one property, though it is operated as two independent multifamily residential projects commonly known, respectively as Crystal Towers (the “Towers Project”) and Lofts 590 (the “Lofts Project”).

D. Pursuant to the Master Agreement, Crystal Towers/Lofts was initially part of the Collateral Pool securing the Loan to Collateral Pool 9 Borrower. In connection with a Substitution completed pursuant to that certain First Amendment to Amended and Restated Master Credit Facility Agreement dated as of August 31, 2011, Crystal Towers/Lofts was released from Collateral Pool 9 under the Master Agreement and added to Collateral Pool 7 (the “Substitution”).

E. Notwithstanding the Substitution, the parties desire to secure the Collateral Pool 7 Loan with the Lofts Project and to secure the Collateral Pool 9 Loan with the Towers Project.

F. ARCHSTONE CRYSTAL TOWERS & LOFTS 590 LLC, a Delaware limited liability company (“Crystal Towers/Lofts Borrower”) submitted an application to the Development Services Bureau of the Department of Environmental Services of Arlington County, Virginia, to cause the legal subdivision of Crystal Towers/Lofts 590 (the “Subdivision”) into two separate parcels of real property.

G. The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the agreement of Crystal Towers/Lofts Borrower to grant an additional lien on Crystal Towers/Lofts to secure the Collateral Pool 9 Loan, (ii) the agreement of the parties to allocate the Net Operating Income attributed to the Lofts Project and the Towers Project to the Collateral Pool 7 Loan and the Collateral Pool 9 Loan, respectively, for purposes of calculating the Allocable Loan Amount, Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value

Ratio, (iii) upon the consummation of the Subdivision, the agreement of Fannie Mae to enter into such documentation acceptable to Fannie Mae necessary to reflect the release of the Lofts Project from the Collateral Pool securing the Collateral Pool 9 Loan and the release of the Towers Project from the Collateral Pool securing the Collateral Pool 7 Loan, and (iv) such other agreements as more particularly set forth below.

AGREEMENT:

NOW, THEREFORE, in consideration of the above and the mutual promises contained in this Amendment and the Master Agreement, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.

2. Grant of Lien in Favor of Collateral Pool 9. Crystal Towers/Lofts Borrower hereby agrees to enter into that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement—First Spreader (Arlington County – Pool 9) dated as of the date hereof (the “Spreader”) in order to grant a lien on Crystal Towers/Lofts to secure the Collateral Pool 9 Loan. Borrower shall cause the Title Company to issue a Title Insurance Policy or modification endorsement to Title Insurance Policy acceptable to Fannie Mae insuring Fannie Mae’s lien on the Towers Project and Lofts Project with respect to Collateral Pool 7 and Collateral Pool 9 immediately following the recordation of the Spreader.

3. Crystal Houses and Crystal Towers Allocation. Borrower and Fannie Mae hereby agree that (i) for purposes of calculating the Allocable Loan Amount, Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio for Collateral Pool 7, Fannie Mae shall take into account the Net Operating Income and Valuation attributed to the Lofts Project, without regard to any Net Operating Income and Valuation attributed to the Towers Project and (ii) for purposes of calculating the Allocable Loan Amount, Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio for Collateral Pool 9, Fannie Mae shall take into account the Net Operating Income and Valuation attributed to the Towers Project, without regard to any Net Operating Income and Valuation attributed to the Lofts Project.

4. Waiver of Breach of Representation or Warranty. Fannie Mae hereby waives any breach or violation of any representation or warranty in the Loan Documents resulting solely from the fact that Crystal Towers/Lofts Borrower is a Borrower under the Loan Documents evidencing the Collateral Pool 7 Loan and Collateral Pool 9 Loan, or from the fact that Crystal Towers/Lofts secures both the Collateral Pool 7 Loan and the Collateral Pool 9 Loan.

5. Partial Release Upon Subdivision. Upon the consummation of the Subdivision, Fannie Mae agrees upon the written request of Crystal Towers/Lofts Borrower to enter into such documentation acceptable to Fannie Mae necessary to reflect (i) the release of the Lofts Project from the Collateral Pool securing the Collateral Pool 9 Loan and (ii) the release of the Towers Project from the Collateral Pool securing the Collateral Pool 7 Loan.

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6. Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

7. Limits on Personal Liability. The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein

8. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

9. Applicable Law. The provisions of Section 13.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

10. Capitalized Terms. Any capitalized terms used in this Amendment and not specifically defined herein shall have the meanings set forth in the Master Agreement.

11. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

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The parties hereto have executed this Amendment on the date and year first above written.

BORROWER AGENT:

ARCHSTONE, a Maryland real estate investment trust, as Borrower Agent for:

COLLATERAL POOL 1 BORROWER:

ASN Bear Hill LLC, a Delaware limited liability company

ASN Quarry Hills LLC, a Delaware limited liability company

ASN Watertown LLC, a Delaware limited liability company

Archstone Cupertino LLC, a Delaware limited liability company

Archstone Emerald Park LLC, a Delaware limited liability company

Archstone Hacienda LLC, a Delaware limited liability company

Archstone Mountain View LLC, a Delaware limited liability company

Archstone Redwood Shores LLC, a Delaware limited liability company

COLLATERAL POOL 2 BORROWER:

ASN Kendall Square LLC, a Delaware limited liability company

ASN Los Feliz LLC, a Delaware limited liability company

Archstone Old Town Pasadena LLC, a Delaware limited liability company

Archstone Playa del Rey LLC, a Delaware limited liability company

Archstone Thousand Oaks LLC, a Delaware limited liability company

Archstone Camargue I LLC, a Delaware limited liability company

Archstone Camargue II LLC, a Delaware limited liability company

Archstone Camargue III LLC, a Delaware limited liability company

ASN La Jolla Colony LLC, a Delaware limited liability company

ASN San Mateo LLC, a Delaware limited liability company

Archstone South Market LLC, a Delaware limited liability company

ASN Walnut Ridge LLC, a Delaware limited liability company

ASN Redmond Lakeview LLC, a Delaware limited liability company

COLLATERAL POOL 3 BORROWER:

Archstone Del Mar Station LLC, a Delaware limited liability company

Archstone Oak Creek I LLC, a Delaware limited liability company

Archstone Oak Creek II LLC, a Delaware limited liability company

ASN Santa Monica LLC, a Delaware limited liability company

Archstone Santa Monica on Main LLC, a Delaware limited liability company

ASN Studio City LLC, a Delaware limited liability company

Archstone Studio City III-A LLC, a Delaware limited liability company

Archstone Studio City III-B LLC, a Delaware limited liability company

Archstone Studio City III-C LLC, a Delaware limited liability company

Archstone Westside LLC, a Delaware limited liability company

ASN Hoboken I LLC, a Delaware limited liability company

ASN Hoboken II LLC, a Delaware limited liability company

ASN Santa Clara LLC, a Delaware limited liability company

Smith Property Holdings Parc Vista L.L.C., a Delaware limited liability company

Smith Property Holdings Water Park Towers L.L.C., a Delaware limited liability company

Smith Property Holdings Wilson L.L.C., a Delaware limited liability company

Smith Property Holdings Ballston Place L.L.C., a Delaware limited liability company

Archstone Gallery at Rosslyn LLC a Delaware limited liability company

Smith Property Holdings Six (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings 4411 Connecticut L.L.C., a Delaware limited liability company

COLLATERAL POOL 4 BORROWER:

Archstone Cronin’s Landing LLC, a Delaware limited liability company

ASN CambridgePark LLC, a Delaware limited liability company

Archstone Marina del Rey-I LLC, a Delaware limited liability company

Archstone Marina del Rey-II LLC, a Delaware limited liability company

Archstone Simi Valley LLC, a Delaware limited liability company

Archstone Columbia Crossing LLC, a Delaware limited liability company

Courthouse Hill LLC, a Delaware limited liability company

Archstone Arlington Courthouse Plaza LLC, a Delaware limited liability company

Archstone Tysons Corner LLC, a Delaware limited liability company

Smith Property Holdings Reston Landing L.L.C., a Delaware limited liability company

Smith Property Holdings Three (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings Alban Towers, L.L.C., a Delaware limited liability company

Alban Towers, L.L.C., a District of Columbia limited liability company

COLLATERAL POOL 5 BORROWER:

Archstone Glendale LLC, a Delaware limited liability company

ASN Pasadena LLC, a Delaware limited liability company

ASN Thousand Oaks Plaza LLC, a Delaware limited liability company

Archstone Walnut Creek LLC, a Delaware limited liability company

Archstone Willow Glen LLC, a Delaware limited liability company

Archstone Harborside LLC, a Delaware limited liability company

COLLATERAL POOL 6 BORROWER:

ASN Ventura LLC, a Delaware limited liability company

ASN Ventura Two LLC, a Delaware limited liability company

ASN Ventura Four LLC, a Delaware limited liability company

ASN Emeryville LLC, a Delaware limited liability company

ASN Fairchase LLC, a Delaware limited liability company

Archstone Fairchase II LLC, a Delaware limited liability company

ASN Mountain View LLC, a Delaware limited liability company

ASN San Jose LLC, a Delaware limited liability company

Archstone Oakwood Boston LLC, a Delaware limited liability company

ASN Long Beach LLC, a Delaware limited liability company

ASN Marina LLC, a Delaware limited liability company

Archstone Oakwood Toluca Hills LLC, a Delaware limited liability company

ASN Woodland Hills East LLC, a Delaware limited liability company

ASN Bellevue LLC, a Delaware limited liability company

ASN Seattle LLC, a Delaware limited liability company

Archstone Oakwood Arlington LLC, a Delaware limited liability company

Archstone Oakwood Philadelphia LLC, a Delaware limited liability company

Smith Property Holdings Van Ness L.P., a Delaware limited partnership

COLLATERAL POOL 7 BORROWER:

ASN Quincy LLC, a Delaware limited liability company

ASN Fremont LLC, a Delaware limited liability company

ASN Walnut Creek Station LLC, a Delaware limited liability company

Archstone Crystal Place LLC, a Delaware limited liability company

Archstone Gallery at Virginia Square I LLC, a Delaware limited liability company

Archstone Gallery at Virginia Square II LLC, a Delaware limited liability company

Archstone Gallery at Virginia Square III LLC, a Delaware limited liability company

Archstone Lincoln Towers LLC, a Delaware limited liability company

ASN Monument Park LLC, a Delaware limited liability company

Archstone Charter Oak LLC, a Delaware limited liability company

Smith Property Holdings One (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings Consulate L.L.C., a Delaware limited liability company

Archstone Gateway Place LLC, a Delaware limited liability company

Smith Property Holdings Five (D.C.) L.P., a Delaware limited partnership

Archstone Meadows at Russett I (Borrower) LLC, a Delaware limited liability company

Archstone Meadows at Russett II (Borrower) LLC, a Delaware limited liability company

Archstone Crystal Towers & Lofts 590 LLC, a Delaware limited liability company

COLLATERAL POOL 9 BORROWER:

ASN Murray Hill LLC, a Delaware limited liability company

ASN Key West LLC, a Delaware limited liability company

ASN Westmont LLC, a Delaware limited liability company

ASN Encinitas LLC, a Delaware limited liability company

Smith Property Holdings Van Ness L.P., a Delaware limited partnership

Smith Property Holdings Crystal Houses L.L.C., a Delaware limited liability company

Archstone Crystal Towers & Lofts 590 LLC, a Delaware limited liability company

IDOT GUARANTOR:

ASN Meadows at Russett I LLC, a Delaware limited liability company ASN Meadows at Russett II LLC, a Delaware limited liability company

By:	/s/ Michael Berman
Name:	Michael Berman
Title:	Group Vice President

FANNIE MAE:

FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

By:	/s/ Michael W. Dick
Name:	Michael W. Dick
Title:	Asst. Vice President

EXHIBIT A TO AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT

SCHEDULE OF COLLATERAL POOL BORROWERS,

MORTGAGED PROPERTIES, COLLATERAL POOLS,

INITIAL LOANS AND INITIAL VALUATIONS

Property Number	Borrower Name	Mortgaged Property	Property Address
COLLATERAL POOL 1: $493,329,410 Initial Loan to such Collateral Pool
MA012/2	ASN Bear Hill LLC	Archstone Bear Hill	1449 Main Street Waltham, MA
MA060/6	ASN Quarry Hills LLC	Archstone Quarry Hills	333 Ricciuti Drive Quincy, MA
MA031/9	ASN Watertown LLC	Archstone Watertown Square	20 Watertown Street Watertown, MA
CA184/81	Archstone Cupertino LLC	Archstone Cupertino	5608 Stevens Creek Blvd. Cupertino, CA
CA035/82	Archstone Emerald Park LLC	Archstone Emerald Park	5095 Haven Place Dublin, CA
CA036/85	Archstone Hacienda LLC	Archstone Hacienda	5650 Owens Drive Pleasanton, CA
CA098/87	Archstone Mountain View LLC	Archstone Mountain View	870 E. El Camino Real Mountain View, CA
CA015/88	Archstone Redwood Shores LLC	Archstone Redwood Shores	850 Davit Lane Redwood City, CA
COLLATERAL POOL 2: $707,648,573 Initial Loan to such Collateral Pool
MA056/5	ASN Kendall Square LLC, successor-by-merger to ASN Worthington Place LLC	Archstone Kendall Square	195 Binney Street Cambridge, MA
CA166/33	ASN Los Feliz LLC	Archstone Los Feliz	3100 Riverside Drive Los Angeles, CA
CA162/36	Archstone Old Town Pasadena LLC	Archstone Old Town Pasadena	350 Del Mar Boulevard Pasadena, CA
CA089/38	Archstone Playa Del Rey LLC	Archstone Playa Del Ray	8700 Pershing Drive Playa Del Rey, CA
CA163/43	Archstone Thousand Oaks LLC	Archstone Thousand Oaks	351 Hodencamp Road Thousand Oaks, CA
NY032/65	Archstone Camargue I LLC; Archstone Camargue II LLC; Archstone Camargue III LLC	Archstone Camargue	303 E 83rd New York, NY
CA161/71	ASN La Jolla Colony LLC	Archstone La Jolla Colony	7205 Charmant Drive San Diego, CA
CA189/92	ASN San Mateo LLC	Archstone San Mateo	1101 Park Place San Mateo, CA
CA190/95	Archstone South Market LLC	Archstone South Market	One Saint Francis Place San Francisco, CA
CA164/98	ASN Walnut Ridge LLC	Archstone Walnut Ridge	2992 Santos Lane Walnut Creek, CA
WA039/112	ASN Redmond Lakeview LLC	Archstone Redmond Lakeview	4250 W Lake Sammamish Pkwy. NE, Redmond, WA
COLLATERAL POOL 3: $1,265,805,659 Initial Loan to such Collateral Pool
CA156/30	Archstone Del Mar Station LLC	Archstone Del Mar Station	265 Arroyo Parkway Pasadena, CA
CA151/35	Archstone Oak Creek I LLC and Archstone Oak Creek II LLC	Archstone Oak Creek	29128 Oak Creek Lane Agoura Hills, CA

Property Number	Borrower Name	Mortgaged Property	Property Address
CA128/39	ASN Santa Monica LLC	Archstone Santa Monica	425 Broadway Santa Monica, CA
CA154/40	Archstone Santa Monica on Main LLC	Archstone Santa Monica on Main	2000 Main Street Santa Monica, CA
CA092/41	ASN Studio City LLC; Archstone Studio City III-A LLC; Archstone Studio City III-B LLC; Archstone Studio City III-C LLC	Archstone Studio City	10979 Bluffside Drive Studio City, CA
CA082/42	Archstone Westside LLC	Archstone Westside	3165 Sawtelle Blvd. Los Angeles, CA
NJ003/53	ASN Hoboken I LLC and ASN Hoboken II LLC	Archstone Hoboken	77 Park Avenue Hoboken, NJ
CA130/93	ASN Santa Clara LLC	Archstone Santa Clara	1650 Hope Drive Santa Clara, CA
VA040/153	Smith Property Holdings Parc Vista L.L.C.	Archstone Pentagon City	801 15th Street South Arlington, VA
VA054/156	Smith Property Holdings Water Park Towers L.L.C.	Water Park Towers	1501/1505 Crystal Drive Arlington, VA
VA063/157	Smith Property Holdings Wilson L.L.C.	Archstone 2201 Wilson Boulevard	2201 Wilson Boulevard Arlington, VA
VA032/160	Smith Property Holdings Ballston Place L.L.C.	Archstone Ballston Place	901 N. Pollard Street Arlington, VA
VA082/161	Archstone Gallery at Rosslyn LLC	Archstone Rosslyn	1800 N. Oak Street Arlington, VA
DC017/181	Smith Property Holdings Six (D.C.) L.P.	Connecticut Heights	4850 Connecticut Ave., NW Washington, DC
DC014/183	Smith Property Holdings 4411 Connecticut L.L.C.	Park Connecticut	4411 Connecticut Ave., NW Washington, DC
COLLATERAL POOL 4: $963,497,640 Initial Loan to such Collateral Pool
MA038/4	Archstone Cronin’s Landing LLC	Archstone Cronin’s Landing	25 Crescent Street Waltham, MA
MA072/10	ASN CambridgePark LLC	Archstone Cambridge Park	30 Cambridge Park Drive Cambridge, MA
CA119/34	Archstone Marina del Rey-I LLC and Archstone Marina del Rey-II LLC	Archstone Marina del Rey	4157 Via Marina Marina del Rey, CA
CA209/49	Archstone Simi Valley LLC	Archstone Simi Valley	1579 East Jefferson Way Simi Valley, CA
DC016/177	Smith Property Holdings Three (D.C.) L.P.	Archstone 2501 Porter Street	2501 Porter Street, NW Washington, DC
VA036/146	Archstone Columbia Crossing LLC	Archstone Columbia Crossing	1957 Columbia Pike Arlington, VA
VA061/158	Courthouse Hill LLC	Arlington Courthouse Place	1320 N. Veitch Street Arlington, VA
VA058/159	Archstone Arlington Courthouse Plaza LLC	Arlington Courthouse Plaza	2250 Clarendon Boulevard Arlington, VA
VA056/166	Archstone Tysons Corner LLC	Archstone Tysons Corner	1723 Gosnell Road Vienna, VA
VA065/168	Smith Property Holdings Reston Landing L.L.C.	Archstone Reston Landing	12000 Cameron Pond Drive Reston, VA
DC008/178	Smith Property Holdings Alban Towers, L.L.C. and Alban Towers, L.L.C.	Alban Towers	3700 Massachusetts Ave., NW Washington, DC
DC006/179	Smith Property Holdings Three (D.C.) L.P.	Calvert Woodley	2601 Woodley Place, NW Washington, DC
DC007/180	Smith Property Holdings Three (D.C.) L.P.	Cleveland House	2727 29th Street, NW Washington, DC

Property Number	Borrower Name	Mortgaged Property	Property Address
COLLATERAL POOL 5: $297,592,066 Initial Loan to such Collateral Pool
CA109/31	Archstone Glendale LLC	Archstone Glendale	201 West Fairview Glendale, CA
CA091/37	ASN Pasadena LLC	Archstone Pasadena	25 South Oak Knoll Avenue Pasadena, CA
CA181/44	ASN Thousand Oaks Plaza LLC	Archstone Thousand Oaks Plaza	235 N. Conejo School Road Thousand Oaks, CA
CA004/97	Archstone Walnut Creek LLC	Archstone Walnut Creek	1445 Treat Boulevard Walnut Creek, CA
CA040/99	Archstone Willow Glen LLC	Archstone Willow Glen	3200 Rublino Drive San Jose, CA
CA018/102	Archstone Harborside LLC	Archstone Harborside	11 Avocet Drive Redwood City, CA
COLLATERAL POOL 6: $945,336,832 Initial Loan to such Collateral Pool
CA213/47	ASN Ventura LLC; ASN Ventura Two LLC and ASN Ventura Four LLC	Archstone Ventura	930 Pacific Strand Court Ventura, CA
CA210/101	ASN Emeryville LLC	Archstone Emeryville	6401 Shellmound Street Emeryville, CA
VA018/176	ASN Fairchase LLC and Archstone Fairchase II LLC	Archstone Fairchase	4411 Dixie Hill Road Fairfax, VA
CA175/198	ASN Mountain View LLC	Oakwood Mountain View	555 W. Middlefield Road Mountain View, CA
CA169/200	ASN San Jose LLC	Oakwood San Jose South	700 S. Saratoga Avenue San Jose, CA
MA055/201	Archstone Oakwood Boston LLC	Oakwood Boston	131 State Street Boston, MA
CA171/203	ASN Long Beach LLC	Oakwood Long Beach Marina	333 First Street Seal Beach, CA
CA172/204	ASN Marina LLC	Oakwood Marina Del Rey	4111 Via Marina Marina Del Rey, CA
CA173/205	Archstone Oakwood Toluca Hills LLC	Oakwood Toluca Hills	3600-3720 Barham Blvd. Los Angeles, CA
CA174/206	ASN Woodland Hills East LLC	Oakwood Woodland Hills	22122 Victory Boulevard Woodland Hills, CA
WA041/207	ASN Bellevue LLC	Oakwood Bellevue	938 110th Avenue NE Bellevue, WA
WA042/208	ASN Seattle LLC	Archstone Elliott Bay	312 2nd Avenue W Seattle, WA
VA095/210	Archstone Oakwood Arlington LLC	Oakwood Arlington	1550 Clarendon Boulevard Arlington, VA
PA002/212	Archstone Oakwood Philadelphia LLC	Oakwood Philadelphia	110-116 S. 16th Street Philadelphia, PA
DC011/189	Smith Property Holdings Van Ness L.P.	Archstone Glover Park	3850 Tunlaw Road, NW Washington, DC
DC009/188	Smith Property Holdings Van Ness L.P.	Archstone Tunlaw Gardens	3903 Davis Place, NW Washington, DC
COLLATERAL POOL 7: $1,060,031,951 Initial Loan to such Collateral Pool
MA039/7	ASN Quincy LLC (f/k/a Smith Property Holdings Sagamore Towers L.L.C.)	Archstone Quincy	95 W. Squantum Street Quincy, MA
CA188/84	ASN Fremont LLC	Archstone Fremont Center	39410 Civic Center Drive Fremont, CA
CA187/96	ASN Walnut Creek Station LLC	Archstone Walnut Creek Station	121 Roble Road Walnut Creek, CA

Property Number	Borrower Name	Mortgaged Property	Property Address
DC005/182	Smith Property Holdings One (D.C.) L.P.	Archstone Dupont Circle	1616 18th Street, NW Washington, DC
VA039/148	Archstone Crystal Place LLC	Crystal Place	1801 Crystal Drive Arlington, VA
VA091/162	Archstone Gallery at Virginia Square I LLC; Archstone Gallery at Virginia Square II LLC; Archstone Gallery at Virginia Square III LLC	Archstone Virginia Square	901 N. Nelson Street Arlington, VA
VA059/163	Archstone Lincoln Towers LLC	Archstone Ballston Square	850 N. Randolph Street Arlington, VA
VA081/164	ASN Monument Park LLC	Archstone Monument Park	4457 Oakdale Crescent Ct. Fairfax, VA
VA057/170	Archstone Charter Oak LLC	Archstone Charter Oak	11637 Charter Oak Court Reston, VA
DC018/185	Smith Property Holdings Consulate L.L.C.	The Consulate	2950 Van Ness Street, NW Washington, DC
DC010/187	Smith Property Holdings One (D.C.) L.P.	The Statesman	2020 F Street, NW Washington, DC
VA047/209	Archstone Gateway Place LLC	Gateway Place	400 South 15th Street Arlington, VA
DC004/184	Smith Property Holdings Five (D.C.) L.P.	The Albemarle	4501 Connecticut Ave., NW Washington, DC
MD042/173	Archstone Meadows at Russett I (Borrower) LLC and Archstone Meadows at Russett II (Borrower) LLC	Archstone Russett	8185 Scenic Meadows Drive Laurel, MD
	IDOT Guarantor: ASN Meadows at Russett I LLC and ASN Meadows at Russett II LLC	Archstone Russett	8185 Scenic Meadows Drive Laurel, MD
VA043/151/ 152	Archstone Crystal Towers & Lofts 590 LLC	Archstone Crystal Towers/Lofts 590	1600 S. Eads Street; 590 S. 15th Street Arlington, VA
COLLATERAL POOL 8: $209,453,317 Initial Loan to such Collateral Pool
N/A
COLLATERAL POOL 9: $1,126,630,452 Initial Loan to such Collateral Pool
NY027/61	ASN Murray Hill LLC	Archstone Murray Hill	245 E. 40th Street New York, NY
NY030/63	ASN Key West LLC	Key West	750 Columbus Avenue New York, NY
NY024/64	ASN Westmont LLC	The Westmont	730 Columbus Avenue New York, NY
CA220/80	ASN Encinitas LLC	Archstone Encinitas	1100 Garden View Road San Diego, CA
VA037/147	Smith Property Holdings Crystal Houses L.L.C.	Crystal House	1900 S. Eads Street Arlington, VA
DC019/190	Smith Property Holdings Van Ness L.P.	Archstone Van Ness	3003 Van Ness Street, NW Washington, DC
VA043/151/ 152	Archstone Crystal Towers & Lofts 590 LLC	Archstone Crystal Towers/Lofts 590	1600 S. Eads Street; 590 S. 15th Street Arlington, VA

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